UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 18, 2011

Shopoff Properties Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165
(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(877) 874-7348

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

On November 18, 2011, an affiliate of Shopoff Properties Trust, Inc., SPT-Vantage Point, LLC, a Delaware limited liability company (“Buyer”), closed on the purchase of real property consisting of a 47.9 acre parcel of land zoned commercial/retail and multi-family residential, which currently permits 306 residential units and 25 acres of retail land commonly known as “Vantage Point” located in the Town of Parker, Douglas County, Colorado (the “Vantage Point Property”).

The purchase was made pursuant to an Agreement to Purchase and Sell Interest In Contract to Buy and Sell Real Estate (the “Vantage Point Agreement”), dated September 7, 2011, by and between Buyer and Steven F. Dallman (“Seller”).  Under the Vantage Point Agreement, Seller agreed to sell to Buyer all of its rights and obligations under an existing real estate contract (a certain Contract to Buy and Sell Real Estate, dated June 14, 2011, as amended (the “Original Agreement”)), and an escrow agreement between Seller and Lundieck Investments, Ltd.  This Vantage Point Agreement allowed the Buyer to purchase the aforementioned Vantage Point property. The purchase price for the Vantage Point property was $4,900,000, comprised of $1,650,000 paid to the Seller and $3,250,000 to be paid to Lundieck Investments, Ltd. On October 21, 2011, Buyer and Seller executed a first amendment to the Vantage Point Agreement whose sole purpose was to extend the due diligence time frame for the Buyer. On October 28, 2011, Buyer and Seller executed a second amendment to the Vantage Point Agreement whose sole purpose was to provide for Buyer’s payment of the purchase price through a $1,100,100 Second Lien Promissory Note (defined below) and a second lien Deed of Trust. As part of the Original Agreement, Lundieck Investments, Ltd. agreed to provide for Buyer’s payment of the purchase price through a $2,600,000 First Lien Promissory Note and Deed of Trust (defined below).

Shopoff Partners, L.P., an affiliate of Shopoff Properties Trust, Inc., is a member and the manager of SPT-Vantage Point, LLC.  Shopoff Partners, L.P.’s ownership percentage of SPT-Vantage Point, LLC is dependent on the level of capital contributed to SPT-Vantage Point, LLC and is anticipated to change as Shopoff Properties Trust, Inc. contemplates the use of additional joint venture partners to fund a majority of the cash required for this project.  Currently one such joint venture partner is an entity that is affiliated with the Shopoff Properties Trust, Inc., Shopoff Advisors, L.P. and The Shopoff Group.

Seller and Lundieck Investments, Ltd. are not affiliated with Shopoff Properties Trust, Inc. or any of its affiliates.

Shopoff Properties Trust, Inc.’s affiliated advisor, Shopoff Advisors, L.P., received an acquisition fee equal to 1% of the contract purchase price, or $49,000, upon consummation of the transaction.

In connection with the Vantage Point Agreement, Buyer executed two first lien promissory notes (the “First Lien Promissory Notes”) in favor of Lundieck Investments, Ltd. which in aggregate total $2,600,000. One First Lien Promissory Note (the “Tracts A and B Promissory Note”), is in the amount of $1,405,560.  The second First Lien Promissory Note (the “Tracts C and D Promissory Note”) is in the amount of $1,194,440. Interest on both First Lien Promissory Notes accrues on the principal outstanding from the date of the First Lien Promissory Note at a rate of five and one-half percent (5.50%) per annum with interest paid semi-annually on the semi-annual and annual anniversary dates of the First Lien Promissory Notes. Buyer agreed to pay a principal pay down of $135,150 on the first through fifth anniversary dates of the First Lien Promissory Note for the Tract A and B Promissory Note. Buyer agreed to pay a principal pay down of $114,850 on the first through fifth anniversary dates of the Note for the Tract C and D First Lien Promissory Note. On the maturity date of the two First Lien Promissory Notes, November 14, 2017, the entire outstanding principal balance and all unpaid interest on the two First Lien Promissory Notes will be due and payable in full. The two First Lien Promissory Notes are secured by two first lien Deeds of Trust which encumber separate portions of the Vantage Point property. Buyer may prepay in whole or in part the principal amount outstanding under the two First Lien Promissory Notes, together with accrued and unpaid interest thereon computed to the date of prepayment and any sums owing to Lundieck Investments, Ltd., without penalty or premium.

If Buyer fails to pay any installment of principal or interest when due, Buyer will be considered in default and the First Lien Promissory Note will thereafter bear interest at the rate of twelve percent (12%) per annum.

In connection with the Vantage Point Agreement, Buyer also executed a $1,100,100 second lien promissory note (the “Second Lien Promissory Note”) in favor of Seller. Interest on the Second Lien Promissory Note will accrue on the principal outstanding from the date of the Second Lien Promissory Note at a rate of six percent (6.00%) per annum for the first ninety days of the note term and at nine percent (9.00%) thereafter. On the maturity date of the Second Lien Promissory Note, 180 days from the close of escrow, the entire outstanding principal balance and all unpaid interest on the Second Lien Promissory Note will be due and payable in full. The Second Lien Promissory Note is secured by a second lien Deed of Trust which encumbers the entire Vantage Point property. Buyer may prepay in whole or in part the principal amount outstanding under the Second Lien Promissory Note, together with accrued and unpaid interest thereon computed to the date of prepayment and any sums owing to Seller, without penalty or premium.

If Buyer fails to pay any installment of principal or interest when due, Buyer will be considered in default and the principal and all accrued interest will thereafter bear interest at the rate of eighteen percent (18%) per annum until paid in full.

The foregoing description is qualified in its entirety by reference to the full text of the respective agreements, amendments thereto and exhibits attached to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Item 2.01 - Completion of Acquisition or Disposition of Assets” is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Agreement to Purchase and Sell Interest in Contract to Buy and Sell Real Estate, dated September 7, 2011, by and between Steven F. Dallman and Shopoff Advisors, L.P.

10.2	Contract to Buy and Sell Real Estate (LAND), dated June 14, 2011, by and between Steven F. Dallman or Assigns and Lundieck Investments, Ltd.

10.3	Second Amendment to Agreement to Purchase and Sell Interest in Contract to Buy and Sell Real Estate, dated September 7, 2011, by and between Steven F. Dallman and Shopoff Advisors, L.P.

10.4	First Amendment to Agreement to Purchase and Sell Interest in Contract to Buy and Sell Real Estate, dated September 7, 2011, by and between Steven F. Dallman and Shopoff Advisors, L.P.

10.5	Promissory Note and Deed of Trust – Tracts A & B - Lundieck Investments, Ltd.

10.6	Promissory Note and Deed of Trust – Tracts C & D - Lundieck Investments, Ltd.

10.7	Statement of Authority and Special Warranty Deed.

10.8	Promissory Note and Deed of Trust - Steven F. Dallman.

10.9	Assignment Agreement, dated November 2, 2011, by and among Steven F.Dallman, SPT Vantage Point, LLC and Shopoff Advisors, L.P.
10.10	Limited Liability Company Agreement of SPT-Vantage Point LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.

Date: November 25, 2011	By: /s/ William A. Shopoff
William A. Shopoff
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement to Purchase and Sell Interest in Contract to Buy and Sell Real Estate, dated September 7, 2011, by and between Steven F. Dallman and Shopoff Advisors, L.P.

10.2	Contract to Buy and Sell Real Estate (LAND), dated June 14, 2011, by and between Steven F. Dallman or Assigns and Lundieck Investments, Ltd.

10.3	Second Amendment to Agreement to Purchase and Sell Interest in Contract to Buy and Sell Real Estate, dated September 7, 2011, by and between Steven F. Dallman and Shopoff Advisors, L.P.

10.4	First Amendment to Agreement to Purchase and Sell Interest in Contract to Buy and Sell Real Estate, dated September 7, 2011, by and between Steven F. Dallman and Shopoff Advisors, L.P.

10.5	Promissory Note and Deed of Trust – Tracts A & B - Lundieck Investments, Ltd.

10.6	Promissory Note and Deed of Trust – Tracts C & D - Lundieck Investments, Ltd.

10.7	Statement of Authority and Special Warranty Deed.

10.8	Promissory Note and Deed of Trust - Steven F. Dallman.

10.9	Assignment Agreement, dated November 2, 2011, by and among Steven F.Dallman, SPT Vantage Point, LLC and Shopoff Advisors, L.P.
10.10	Limited Liability Company Agreement of SPT-Vantage Point LLC.